Rule 497 (e)

333-124048

JEFFERSON NATIONAL LIFE INSURANCE COMPANY

JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT G

SUPPLEMENT DATED AUGUST 1, 2013

TO PROSPECTUS DATED MAY 1, 2013

Appendix A is hereby amended to reflect the following changes:

Existing Fund Name	New Fund Name	Objective
ALPS/Alerian Energy Infrastructure (Class II)	ALPS/Alerian Energy Infrastructure (Class III)	Investment results that correspond generally with Alerian Energy Infrastructure Index.
Guggenheim VT MSCI EAFE Equal Weight (Series D)	Guggenheim VT World Equity Income Fund (Series D)	Total return consisting of capital appreciation and income.
Van Eck VIP Global Gold (Initial Class)	Van Eck VIP Global Gold (Class S)	Long term capital appreciation by investing in common stocks of gold-mining companies.

The following funds will liquidate effective August 23, 2013:

Guggenheim VT All Asset Aggressive Strategy

Guggenheim VT All Asset Conservative Strategy

Guggenheim VT All Asset Moderate Strategy

Guggenheim VT DWA Flexible Allocation

Guggenheim VT DWA Sector Rotation

Death Benefit

The following sentence is deleted from the Death Benefit section on page 23:

If you designate multiple beneficiaries, upon payment of the Death Benefit Amount to the first beneficiary, the remaining Death Benefit Amount will be placed in a money market Investment Portfolio until we receive an election for the payment of the remaining Death Benefit Amount.

This section now reads as follows:

The Contract Value for purposes of calculating any Death Benefit Amount will be determined as of the Business Day we receive due proof of death and an election for the payment method (see below). After the Death Benefit Amount is calculated, it will remain in the Investment Portfolios until distribution begins. Until we distribute the Death Benefit Amount, the Death Benefit Amount in the Investment Portfolios will be subject to investment risk, which is borne by the Beneficiary.  For death claims received on or after July 20, 2012, if you designate multiple beneficiaries, upon payment of the Death Benefit Amount to the first beneficiary, the death benefit proceeds will remain invested in the Investment Portfolios in accordance with the allocation instructions given by You until We pay the death benefit or until new instructions are given by the beneficiary.

The following provision has been removed from the “Payment of Death Benefit during the Accumulation Period” section on page 24:

however, the surviving partner of a civil union or same sex spouse is not afforded the benefits of a surviving spouse beneficiary under Tax Code section 72(s) and will incur a taxable event upon the death of his or her partner.

This section now reads as follows:

A “spouse” is as defined under Federal law and specifically does not include a Civil Union or Domestic Partner. Where required by state law, the definition of spouse may be expanded to include a civil union partner or same sex spouse.

PLEASE USE THIS SUPPLEMENT WITH YOUR PROSPECTUS. READ THIS SUPPLEMENT AND YOUR PROSPECTUS CAREFULLY AND KEEP BOTH DOCUMENTS TOGETHER FOR FUTURE REFERENCE.

JNL-PROS-S-08.01.13